UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

WORKSPORT LTD.

(Exact name of registrant as specified in its charter)

Nevada	001-40681	35-2696895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 N America Dr

West Seneca, New York 14224

(Address of principal executive offices) (ZIP Code)

(888) 554-8789

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common	WKSP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 2, 2025, Worksport Ltd., a Nevada corporation (Nasdaq: WKSP) (the “Company”), entered into a Marketing Services Agreement (the “Marketing Agreement”) with Octagon Media Corp., a Wyoming corporation, doing business as Wall Street Reporter (the “Wall Street Reporter”). Under the Marketing Agreement, Wall Street Reporter will provide the Company with a six-month investor marketing program through its “Next Super Stock” platform, consisting of online investor presentations, promotional placements, and related marketing services. The term of the Marketing Agreement commences on September 3, 2025, and will expire on March 3, 2026.

In consideration for these services, the Company agreed to pay Wall Street Reporter $125,000 upon execution of the Marketing Agreement and to issue to Wall Street Reporter warrants to purchase 100,000 shares of the Company’s common stock, par value $0.001 per share, at an exercise price of $4.00 per share, and warrants to purchase an additional 100,000 shares of the Company’s common stock at an exercise price of $5.00 per share. The warrants include customary piggyback registration rights and will expire two (2) years from the date of issuance.

The Marketing Agreement contains customary representations, confidentiality provisions, and other terms and conditions typical for agreements of this nature. The foregoing description of the Marketing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Marketing Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The issuance of the warrants described under Item 1.01 above was made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Marketing Services Agreement, dated September 2, 2025, by and between Worksport Ltd. and Octagon Media Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSPORT LTD.

Date: September 5, 2025	By:	/s/ Steven Rossi
	Name:	Steven Rossi
	Title:	Chief Executive Officer (Principal Executive Officer)